SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
July 11, 2005	33-74876-D

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue

Denver, Colorado 80216

303/320-8800

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On July 11, 2005, Sport-Haley, Inc. (the “Company”) issued a news release announcing that it is pursuing settlement of claims brought against it and one of its former officers by the United States Securities and Exchange Commission.  A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	News Release dated July 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: July 11, 2005	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer